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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Emerging Markets Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Emerging Markets Fund
dated January 9, 2002 (and to all references to our firm) included in or made a part of Pioneer Emerging Markets Fund's Post-Effective Amendment No. 13 and Amendment No. 15 to Registration Statement File Nos. 33-76894 and 811-08448, respectively.



/s/ Arthur Andersen LLP
Boston, Massachusetts
March 29, 2002